787 Seventh Avenue New York, NY 10019-6099 Tel: 212 728 8000 Fax: 212 728 8111

June 4, 2015

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	BlackRock U.S. Government Bond Portfolio, a series of BlackRock Funds II

(File No. 333-142592)

Ladies and Gentlemen:

On behalf of BlackRock Funds II and pursuant to Rule 497 under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format fees and expenses summary information that mirrors the fees and expenses summary information in a supplement, dated June 1, 2015, to the Prospectus, dated January 28, 2015, for the Fund. The purpose of the filing is to submit the 497 filing dated June 1, 2015 in XBRL for the Fund.

Any questions or comments on this filing should be directed to the undersigned at 212-728-8978.

Very truly yours,

/s/ Brian M. Hall
Brian M. Hall

Enclosures

cc:  Ben Archibald, Esq., BlackRock Advisors, LLC